                           STRUCTURED PRODUCTS TIERS 1

          STRUCTURED TREASURY ESCALATING PASS THRU TRUST CERTIFICATES,

                          SERIES 1 CUSIP No. 871928AA5

                               Semi Annual Report

                Relating to the August 15, 1995 Distribution Date

1.      Amounts distributed with respect to the Certificates.
(i)     Principal                                                         $0.00
        Principal per $1,000 original amount                              $0.00

(ii)    Premium                                                           $0.00
        Premium per $1,000 original principal amount                      $0.00

(iii)   Interest                                                          $1,033,600.00
        Interest per $1,100 original principal amount                     $20.672

(iv)    Unpaid interest accrued as of 8/15/95 Distribution Date           $0.00
        Unpaid interest accrued as of 8/15/95 per $1,000
        Original principal amount                                         $0.00

2.      The Pass Through Rate applicable to the Certificates
        on the August 15, 1995, Distribution Date.                        7.20%

3.(i)   The aggregate stated principal amount of the                      $38,000,000
        Deposited Assets related to the Series.

        (ii)   The current rating of the Deposited Assets assigned        Aaa by Moody's
               by the Rating Agencies.                                    AAA by S&P

4.(ii)  The Aggregate Certificate Principal Balance of the                $0.00
        Certificates at the close of business on the August 15, 1995
        Distribution Date.


                                                By:  Bankers Trust Company,
                                                     as Trustee

                           STRUCTURED PRODUCTS TIERS 1

          STRUCTURED TREASURY ESCALATING PASS THRU TRUST CERTIFICATES,

                          SERIES 1 CUSIP No. 871928AA5

                               Semi Annual Report

               Relating to the February 15, 1996 Distribution Date

1.      Amounts distributed with respect to the Certificates.
(i)     Principal                                                      $38,000,000
        Principal per $1,000 original amount                           $760.00

(ii)    Premium                                                        $0.00
        Premium per $1,000 original principal amount                   $0.00

(iii)   Interest                                                       $1,368,000
        Interest per $1,100 original principal amount                  $27.36

(iv)    Unpaid interest accrued as of 2/15/96 Distribution Date        $0.00
        Unpaid interest accrued as of 2/15/96 per $1,000
        Original principal amount                                      $0.00

2.      The Pass Through Rate applicable to the Certificates

        on the February 15, 1996, Distribution Date.                   7.20%

3.(i)   The aggregate stated principal amount of the                   $38,000,000
        Deposited Assets related to the Series.

        (ii)   The current rating of the Deposited Assets assigned     Aaa by Moody's
               by the Rating Agencies.                                 AAA by S&P

4.(ii)  The Aggregate Certificate Principal Balance of the             $0.00
        Certificates at the close of business on the
        February 15, 1996 Distribution Date.


                                                    By:  Bankers Trust Company,
                                                         as Trustee

                              NOTICE OF REDEMPTION
                                TO THE HOLDERS OF

                           STRUCTURED PRODUCTS TIERS I
         STRUCTURED TREASURY ESCALATING PASS THRU CERTIFICATES, SERIES I

                              *CUSIP NO. 871928AA5

NOTICE IS HEREBY GIVEN THAT, the Certificates issued under an Indenture Agreement dated as of March 29, 1995 between Structured Products Corp. and Bankers Trust Company as Trustee (the "Trustee"), will be redeemed in full on February 15, 1996, at a redemption price of par plus accrued interest. Accrued interest will accrue up to and including February 14, 1996.

Pursuant to the Indenture, holders shall deliver their Certificates to the Trustee on or before February 15, 1996, for payment of the redemption price. The Record Date otherwise applicable to such Distribution Date is not applicable, payments will be made only upon presentation and surrender of the Certificates at the office of the Trustee herein specified. The Certificates should be delivered to the Trustee as follows:

         BY MAIL:                                    BY HAND:

Bankers Trust Company                        Bankers Trust Company
Corporate Trust and Agency Group             Corporate Trust and Agency Group
P. 0. Box 318                                123 Washington Street, 1st Floor
Church Street Station                        New York, N.Y. 10006
New York, N.Y. 10008-0318


Dated: February 7, 1996                             By: Bankers Trust Company,
                                                        as Trustee


Withholding of 31% of gross redemption proceeds of any payment within the United States may be required by the Interest and Dividend Tax Compliance Act of 1983 unless the Paying Agent has the correct taxpayer identification number (social security or employer identification number) or exemption certificate of the Payee. Please furnish a properly completed Form W-9 or exemption certificate or equivalent when presenting your securities.

*This CUSIP number has been assigned to this issue by Standard and Poor's Corporation, and is included solely for the convenience of the bondholders. Neither the issuer nor the Trustee/Agent shall be responsible for the selection or the use of this CUSIP number, nor is any representation made as to its correctness on the bonds or as indicated in any redemption notice.